UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2008

Altus Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

640 Memorial Drive, Cambridge, Massachusetts		02139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-299-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On January 24, 2008, the Audit Committee of the Board of Directors of Altus Pharmaceuticals Inc. ("Altus") determined not to renew the engagement of Deloitte & Touche LLP, which is currently serving as Altus’ independent registered public accounting firm. Deloitte & Touche LLP is engaged to perform the integrated audit for the fiscal year ended December 31, 2007. The decision to change accounting firms was approved by the Audit Committee of the Board of Directors, which subsequently advised the Board of Directors of its decision.

During the two fiscal years ended December 31, 2006 and 2007, and through January 24, 2008 (the "Relevant Period"), there were no (1) "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement or (2) "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Deloitte & Touche LLP on the consolidated financial statements of Altus as of and for the years ended December 31, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Altus has provided Deloitte & Touche LLP with a copy of this disclosure and has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respect in which Deloitte & Touche LLP does not agree. A copy of such letter, dated January 30, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 24, 2008, the Audit Committee of the Board of Directors of Altus determined to engage Ernst & Young LLP as Altus’ independent registered accounting firm for the fiscal year ending December 31, 2008. During the Relevant Period, neither Altus nor anyone acting on its behalf consulted with Ernst & Young LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Altus’ financial statements, and neither a written report was provided to Altus or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by Altus in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.

January 30, 2008	By:	Jonathan I. Lieber

Name: Jonathan I. Lieber
Title: Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP